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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 13, 2002



                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in it's charter)



                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)



         1-452                                       38-1093240
(Commission File Number)                (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                               TECUMSEH, MI 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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Item 9.  Regulation F-D Disclosure

      On August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Tecumseh Products Company submitted to the Securities and Exchange Commission the certification by its chief executive officer and its chief financial officer of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed on August 13, 2002.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                       Tecumseh Products Company


Date:  August 14, 2002                 By: /s/ David W. Kay
                                          -----------------------------------
                                          David W. Kay
                                          Vice President, Treasurer &
                                            Chief Financial Officer